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                                                                   Exhibit 10.34

                       SECOND LOAN MODIFICATION AGREEMENT

         This Second Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of November 28, 2001, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and MERCATOR SOFTWARE, INC., a Delaware corporation with its principal place of business at 45 Danbury Road, Wilton, Connecticut 06897("Borrower").

1.       DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other
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indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 22, 2001, evidenced by, among other documents, a certain Accounts Receivable Financing Agreement dated as of June 22, 2001, as amended by a certain Accounts Receivable Financing Modification Agreement dated as of September 18, 2001 (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2.       DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by
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the Collateral as described in the Loan Agreement and in a certain Intellectual
Property Security Agreement dated June 22, 2001 (the "IP Security Agreement") (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.
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                  Modifications to Loan Agreement.
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                  1.       The Loan Agreement shall be amended by deleting the
                           following definition appearing in Section 1 thereof:

                                    ""Applicable Rate" is a per annum rate equal to the "Prime Rate" plus one (1.0) percentage point."

                           and inserting in lieu thereof the following:

                                    ""Applicable Rate" is a per annum rate equal to the Prime Rate plus one (1.0) percentage point; provided, however, the Applicable Rate shall be reduced to a per annum rate equal to the Prime Rate after the occurrence of the Funding Event."

                  2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                                    ""Capitalization Event" is the issuance by Borrower of equity, or Subordinated Debt with a lender and subject to terms reasonably acceptable to Bank, resulting in the net proceeds to Borrower of at least Five Million Dollars ($5,000,000.00) in cash."

                           and inserting in lieu thereof the following:

                                    ""Capitalization Event" INTENTIONALLY
                                    OMITTED."

                  3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

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                  ""Facility Amount" is Ten Million Dollars ($10,000,000.00);
                  provided, however, the Facility Amount shall be increased to Fifteen Million Dollars ($15,000,000.00) for any period after the occurrence of a Funding Event."

         and inserting in lieu thereof the following:

                  ""Facility Amount" is Ten Million Dollars ($10,000,000.00); provided, however, the Facility Amount shall be increased to Fifteen Million Dollars ($15,000,000.00) after the occurrence of the Funding Event."

 4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                  ""Facility Period" is the period beginning on this date and continuing until one year from the date of this Agreement, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to Section 4.3."

         and inserting in lieu thereof the following:

                  ""Facility Period" is the period beginning on this date and continuing until November 27, 2002, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to Section 4.3."

 5. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                  ""Minimum Finance Charge" is a minimum monthly Finance Charge of $20,000.00 payable to the Bank."

         and inserting in lieu thereof the following:

                  ""Minimum Finance Charge" is a minimum monthly Finance Charge payable to the Bank equal to: (i) from the date hereof through November 30, 2001, $20,000.00 and (ii) from December 1, 2001 to the last day of the Facility Period, $12,000.00. Notwithstanding the foregoing, upon the occurrence of and Event of Default and until such time as such Event of Default has been cured, the minimum monthly Finance Charge shall be $20,000.00. Upon curing of an Event of Default, the minimum monthly Finance Charge shall revert to $12,000.00."

 6. The Loan Agreement shall be amended by deleting the following section appearing as Section 3.2 thereof:

                  "3.2 Finance Charges. In computing Finance Charges on the Obligations, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations three (3) Business Days after receipt of the Collections. Borrower will pay a finance charge (the "Finance Charge"), which is equal to the greater of (i) the Applicable Rate multiplied by the number of days in the Reconciliation Period multiplied by the outstanding average daily Financed Receivable Balance for that Reconciliation Period, or (ii) the Minimum Finance Charge, as and when same may be applicable. After an Event of Default, Obligations accrue interest at two percent (2.0%) above the Applicable Rate effective immediately before the Event of Default. "

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         and inserting in lieu thereof the following:

                  "3.2 Finance Charges. In computing Finance Charges on the Obligations, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations one (1) Business Day after receipt of the Collections. Borrower will pay a finance charge (the "Finance Charge"), which is equal to the greater of (i) the Applicable Rate multiplied by the number of days in the Reconciliation Period multiplied by the outstanding average daily Financed Receivable Balance for that Reconciliation Period, or (ii) the Minimum Finance Charge, as and when same may be applicable. After an Event of Default, Obligations accrue interest at two percent (2.0%) above the Applicable Rate effective immediately before the Event of Default. "


 7. The Loan Agreement shall be amended by deleting the following section appearing as Section 3.4 thereof:

                  "3.4 Collateral Handling Fee. On each Reconciliation Day, Borrower will pay to Bank a collateral handling fee, equal to 0.375% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period."

         and inserting in lieu thereof the following:

                  "3.4 Collateral Handling Fee. On each Reconciliation Day, Borrower will pay to Bank a collateral handling fee, equal to 0.375% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period; provided, however, such collateral handling fee shall be reduced to 0.25% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period after the occurrence of the Funding Event."

 8. The Loan Agreement shall be amended by deleting the following section appearing as Section 4.3 thereof:

                  "4.3 Early Termination of Agreement. This Agreement may be terminated prior to the last day of the Facility Period as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is so terminated by Borrower or by Bank, Borrower shall pay to Bank a termination fee in an amount equal to Three Hundred Thousand Dollars ($300,000.00) (the "Early Termination Fee"). The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. Notwithstanding the foregoing, Bank agrees to waive the Early Termination Fee if Bank agrees to refinance the Obligations (in its sole and exclusive discretion) prior to the last day of the Facility Period."

         and inserting in lieu thereof the following:

                  "4.3 Early Termination of Agreement. This Agreement may be terminated prior to the last day of the Facility Period as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is so terminated by Borrower or by Bank,

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                                    Borrower shall pay to Bank a termination fee
                                    in an amount equal to Two Hundred
                                    Twenty-Five Thousand Dollars ($225,000.00)
                                    (the "Early Termination Fee"). The
                                    termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. Notwithstanding the foregoing, Bank agrees to waive the Early Termination Fee if Bank agrees to refinance the Obligations (in its sole and exclusive discretion) or if a different credit facility with Bank replaces this credit facility or if this credit facility is transferred to another division of Bank prior to the last day of the Facility Period."

                  9. The Loan Agreement shall be amended by deleting the following section appearing as Section 6.3 (L) thereof:

                                    "(L) Maintain at all times an Adjusted Quick
                                    Ratio of at least: 1.25 to 1.0 for May,
                                    2001, 1.50 to 1.0 for June, 2001, 1.30 to
                                    1.0 for July, 2001, 1.20 to 1.0 for August,
                                    2001, 1.50 to 1.0 for September, 2001 and thereafter, which Adjusted Quick Ratio will be tested by Bank on a monthly basis."

                           and inserting in lieu thereof the following:

                                    "(L) Maintain at all times an Adjusted Quick
                                    Ratio of at least: 1.1 to 1.0 for October, 2001, 1.1 to 1.0 for November, 2001, 1.5 to
                                    1.0 for December, 2001 and thereafter, which Adjusted Quick Ratio will be tested by Bank on a monthly basis."

                  10. The Loan Agreement shall be amended by deleting the following section appearing as Section 6.3 (M) thereof:

                                    "(M) Cause the occurrence of a
                                    Capitalization Event on or before September
                                    30, 2001."

                           and inserting in lieu thereof the following:

                                    "(M) INTENTIONALLY OMITTED."

                  11. The Loan Agreement shall be amended by adding the following section as new Section 6.3 (O):

                                    "(O) Deliver to the Bank a copy of its
                                    balance sheet projections for fiscal year
                                    2002 by no later than December 31, 2001."

4. WAIVERS. Bank hereby waives Borrower's existing defaults under the Loan
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Agreement by virtue of Borrower's failure to comply with the financial performance covenant set forth is Section 6.3(L) thereof as of the months ending September 30, 2001 and October 31, 2001. Bank's waiver of Borrower's compliance of said affirmative covenant shall apply only to the foregoing specific periods. In addition, Bank hereby waives Borrower's existing defaults under the Loan Agreement by virtue of Borrower's failure to comply with the financial performance covenant set forth is Section 6.3(M).

5. FEES. Borrower shall pay to Bank a modification fee equal to Fifty Thousand
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Dollars ($50,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents; provided, however, Bank shall not incur any such fees in excess of Twenty Thousand Dollars ($20,000.00) without prior notice to and consent of Borrower regarding such fees.

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6.  RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby
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ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual
                               --------     --------
Property Collateral as defined in said Intellectual Property Security Agreement, except that Schedules A and C of the IP Security Agreement are amended as set forth in Exhibit A hereto.

7.  RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms
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and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 22, 2001 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof, except that Attachments 1 and 2 of the Perfection Certificate are amended as set forth in Exhibit B hereto.

8.  CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
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necessary to reflect the changes described above.

9.  RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and
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reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no
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defenses against the obligations to pay any amounts under the Obligations.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the
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existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents, except that Schedules 6.3(A) and 6.3(C) of the Loan Agreement are amended as set forth in Exhibits C-1 and C-2 hereto. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modify the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective
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only when it shall have been executed by Borrower and Bank.

                            [signature page follows]

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         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

MERCATOR SOFTWARE, INC.


By ____________________________________

Title _________________________________



SILICON VALLEY BANK


By_____________________________________

Title _________________________________


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